CONFIDENTIAL

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

IVERIC bio, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

IVERIC bio, Inc.

8 Sylvan Way

Parsippany, NJ 02054

SUPPLEMENT TO THE PROXY STATEMENT FOR

THE SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 6, 2023

June 26, 2023

These definitive additional materials (which we refer to as the “Definitive Additional Materials”) amend and supplement the definitive proxy statement dated June 5, 2023 (which we refer to as the “Definitive Proxy Statement”), initially mailed to stockholders on or about June 5, 2023, by IVERIC bio, Inc., a Delaware corporation (which we refer to as “IVERIC”, “we”, or “our”), for a special meeting of our stockholders to be held virtually via live webcast on July 6, 2023, at 10 a.m., Eastern time. The purpose of the special meeting is to consider and vote upon, among other things, a proposal to adopt the Agreement and Plan of Merger (which we refer to, as it may be amended from time to time, as the “Merger Agreement”), dated April 28, 2023, by and among IVERIC, Astellas US Holding, Inc., a Delaware corporation (which we refer to as “Parent”), Berry Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (which we refer to as “Merger Sub”), and solely as provided by Section 8.10(b) of the Merger Agreement, Astellas Pharma Inc., a company organized under the laws of Japan (which we refer to as “Astellas” or “Guarantor”). Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into IVERIC (which we refer to as the “Merger”), with IVERIC surviving the Merger as a wholly owned subsidiary of Parent.

These Definitive Additional Materials have been filed by IVERIC with the United States Securities and Exchange Commission (which we refer to as the “SEC”) on June 26, 2023.

If any stockholders have not already submitted a proxy for use at the special meeting, they are urged to do so promptly. No action in connection with this supplement is required by any stockholder who has previously delivered a proxy and who does not wish to revoke or change that proxy.

If any stockholders have more questions about the Merger or how to submit their proxies or if any stockholders need additional copies of the proxy statement, this supplement, the proxy card or voting instructions, please contact our Proxy Solicitor:

Innisfree M&A Incorporated

Stockholders May Call Toll-Free: (877) 687-1865

Banks & Brokers May Call Collect: (212) 750-5833

The information contained herein speaks only as of June 26, 2023 unless the information specifically indicates that another date applies.

2

SUPPLEMENTAL DISCLOSURES TO DEFINITIVE PROXY STATEMENT

This supplemental information should be read in conjunction with the Definitive Proxy Statement, which should be read in its entirety. To the extent that information in these Definitive Additional Materials differs from or conflicts with information contained in the Definitive Proxy Statement, the information in these Definitive Additional Materials shall supersede or supplement the information in the Definitive Proxy Statement. Defined terms used but not defined herein have the meanings set forth in the Definitive Proxy Statement.

SUMMARY

Regulatory Approvals Required for the Merger

The disclosure under the section entitled “Summary —  Regulatory Approvals Required for the Merger” is hereby amended and supplemented by adding the following language as a new paragraph after the third full paragraph on page 4 of the Definitive Proxy Statement:

IVERIC and Parent made the necessary filings under the HSR Act with the FTC and the DOJ on May 24, 2023. The required waiting period under the HSR Act with respect to the Merger expired at 11:59 p.m., Eastern time on June 23, 2023. Accordingly, the condition of the expiration or termination of the required waiting period under the HSR Act as described in the section of this proxy statement captioned “— Conditions to the Closing of the Merger” has been satisfied.

THE MERGER

Regulatory Approvals Required for the Merger

The disclosure under the section entitled “The Merger —  Regulatory Approvals Required for the Merger — Expiration or Termination of Waiting Period under the HSR Act in the United States” is hereby amended and supplemented by adding the following language as a new paragraph after the first partial paragraph on page 83 of the Definitive Proxy Statement:

IVERIC and Parent made the necessary filings under the HSR Act with the FTC and the DOJ on May 24, 2023. The required waiting period under the HSR Act with respect to the Merger expired at 11:59 p.m., Eastern time on June 23, 2023. Accordingly, the condition of the expiration or termination of the required waiting period under the HSR Act as described in the section of this proxy statement captioned “— Conditions to the Closing of the Merger” has been satisfied.

3

WHERE YOU CAN FIND MORE INFORMATION

In connection with the proposed transaction between IVERIC and Astellas, IVERIC has filed with the SEC and sent to our stockholders a Definitive Proxy Statement. The Definitive Proxy Statement filed on June 5, 2023 was first mailed on or about June 5, 2023. IVERIC may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the Definitive Proxy Statement or any other document which IVERIC may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Definitive Proxy Statement and other documents that are filed or will be filed with the SEC by IVERIC through the website maintained by the SEC at www.sec.gov. If you would like to request documents from IVERIC, please do so as soon as possible, to receive them before the Special Meeting. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website, www.investors.ivericbio.com. The information included on our website is not incorporated by reference into these Definitive Additional Materials.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

IVERIC bio, Inc.

Attn: Corporate Secretary

8 Sylvan Way

Parsippany, New Jersey 07054

(609) 474-6755

4

FORWARD-LOOKING STATEMENTS

All statements in these Definitive Additional Materials and any document referred to in these Definitive Additional Materials, other than statements of historical fact, are statements that could be deemed “forward-looking statements.” In some cases, forward-looking statements may be identified by terminology such as “believe,” “may,” “will,” “should,” “predict,” “goal,” “strategy,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “plan,” “expect,” “seek” and similar expressions and variations thereof. IVERIC intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Private Securities Litigation Reform Act of 1995.

These Definitive Additional Materials and any document referred to in these Definitive Additional Materials contain “forward-looking statements” relating to, among other things, the proposed acquisition of IVERIC, by way of the Merger, and the objectives of such proposed acquisition, Astellas’ and IVERIC’s beliefs and expectations regarding the potential benefits sought to be achieved by Astellas’ proposed acquisition of IVERIC, the potential effects of the proposed acquisition on both Astellas and IVERIC, the expected benefits and success of IVERIC’s product candidates, the potential for and anticipated timing for approval of ACP, the anticipated financing of the proposed acquisition, and the anticipated timing of completion of the proposed acquisition, each of which involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements.

Risks and uncertainties include, among other things, risks related to the ability of IVERIC and Astellas to complete the transactions contemplated by the Merger Agreement; the satisfaction or waiver of the conditions to closing the proposed acquisition set forth in the Merger Agreement (including the failure to obtain necessary regulatory approvals and failure to obtain the requisite vote of our stockholders) in the anticipated timeframe or at all, including the possibility that the proposed acquisition does not close; the timing and nature of regulatory filings for IVERIC’s product candidates, and the possibility of a termination of the Merger Agreement; the possibility that competing offers to acquire IVERIC may be made; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that IVERIC’s business and products will not be integrated with those of Astellas successfully; the effects of disruption from the transactions contemplated by the Merger Agreement on IVERIC’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Astellas’ or IVERIC’s common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition or IVERIC’s business; risks related to the financing of the acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data is subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; whether and when drug applications may be filed in any jurisdictions for IVERIC’s pipeline products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product’s benefits outweigh its known risks and determination of the product’s efficacy and, if approved, whether any such products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety or other matters that could affect the availability or commercial potential of such products; expectations regarding personnel and human capital matters; and competitive developments.

5

Moreover, Astellas and IVERIC operate in very competitive and rapidly changing environments, and new risks emerge from time to time. Astellas and IVERIC have based these forward-looking statements on their current expectations and projections about future events and trends that they believe may affect the financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs of Astellas and IVERIC, but they cannot guarantee future events, results, actions, levels of activity, performance or achievements, business and market conditions, the timing and results of biotechnology development and potential regulatory approval. The foregoing factors are not exhaustive. You should also carefully consider other risks and uncertainties that may affect the business of IVERIC, including those described in the “Forward-Looking Statements,” “Summary of Principal Risk Factors,” and “Risk Factors” sections of IVERIC’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements and Astellas and IVERIC assume no obligation to, and do not intend to, update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by applicable law.

6